Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of BSOF Master Fund L.P., BSOF Master Fund II L.P., Blackstone Strategic Opportunity Associates L.L.C., Blackstone Alternative Solutions L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of One Madison Corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 31st day of January 2018.

BSOF MASTER FUND L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By:	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

BSOF MASTER FUND II L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By:	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

BLACKSTONE STRATEGIC OPPORTUNITY ASSOCIATES L.L.C.

By:	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

BLACKSTONE ALTERNATIVE SOLUTIONS L.L.C.

By:	/s/ Peter Koffler
	Name:	Peter Koffler
	Title:	Authorized Person

BLACKSTONE HOLDINGS I L.P.

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ J. Tomilson Hill
	Name:	J. Tomilson Hill
	Title:	Vice Chairman

BLACKSTONE HOLDINGS II L.P.

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ J. Tomilson Hill
	Name:	J. Tomilson Hill
	Title:	Vice Chairman

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ J. Tomilson Hill
	Name:	J. Tomilson Hill
	Title:	Vice Chairman

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its general partner

By:	/s/ J. Tomilson Hill
	Name:	J. Tomilson Hill
	Title:	Vice Chairman

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ J. Tomilson Hill
	Name:	J. Tomilson Hill
	Title:	Vice Chairman

/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman